UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2007

FOCUS ENHANCEMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11860	04-3144936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1370 Dell Avenue, Campbell, CA		95008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 866-8300

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 14, 2007, Focus Enhancements Inc. (the “Company”) entered into a transaction with certain investors pursuant to a securities purchase agreement (“Purchase Agreement”) between the Company and the investor signatories thereto that relate to the issuance and sale by the Company of 2,272,728 shares of common stock of the Company, par value $0.01, (“Common Stock”) at a purchase price of $0.88 per share, and warrants (“Warrants,” and with the Common Stock “Securities”) to purchase 568,182 shares of Common Stock at an initial exercise price of $1.05 per share.

The Securities were registered with the Securities and Exchange Commission (the “Commission”) in a shelf registration statement on Form S-3, Registration Statement No. 333-139224, which was declared effective December 20, 2006.  The terms of the offering and the Common Stock and Warrants are described in the Company’s Prospectus dated December 20, 2006 and supplemented by a Prospectus Supplement dated September 14, 2007 filed with the Commission on September 18, 2007, pursuant to Rule 424(b) under the Securities Act of 1933, as amended.  The form of Purchase Agreement for the offering is attached hereto as Exhibit 10.1 to this report and is incorporated herein by reference.  A copy of the form of Warrant is attached hereto as Exhibit 4.1 to this report and is incorporated herein by reference.

The Company has recognized net proceeds from the sale of the Common Stock, after deducting estimated offering expenses, in the amount of $1.8 million.

Crestline Consultancy Ltd. acted as a placement agent in the offering.  As compensation for its services, Crestline Consultancy Ltd. received cash fee of $160,000.  Attached as an exhibit to this report is a copy of the engagement letter entered into with Crestline Consultancy Ltd. with respect to the services it provided as placement agent.

Copies of the (1) form of Purchase Agreement, (2) form of Warrant and (3) the engagement letter, are attached as Exhibits 10.1, 4.1 and 10.2, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title or Description

4.1	Form of Warrant

5.1	Opinion of Manatt, Phelps & Phillips, LLP

10.1	Form of Securities Purchase Agreement between the Company and the investor signatories thereto

10.2	Engagement Letter, dated September 7, 2007, by and between the Company and Crestline Consultancy Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS ENHANCEMENTS, INC.

Date: September 18, 2007	By:	/s/ Gary L. Williams
Gary L. Williams
Vice President of Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

4.1	Form of Warrant

5.1	Opinion of Manatt, Phelps & Phillips, LLP

10.1	Form of Securities Purchase Agreement between the Company and the investor signatories thereto

10.2	Engagement Letter, dated September 7, 2007, by and between the Company and Crestline Consultancy Ltd.